EXHIBIT 10(q)

                        JOINDER AGREEMENT

     THIS JOINDER AGREEMENT dated as of December 26, 2000, by
AIRBORNE EXPRESS, INC., formerly known as AIRBORNE FREIGHT
CORPORATION, as the original borrower (the "Original Borrower"),
WACHOVIA BANK, N.A., as agent (the "Administrative Agent"), and
Airborne, Inc., as the new borrower (the "New Borrower").

     1.   The Original Borrower is a party to that certain
$275,000,000 Credit Agreement dated as of July 27, 2000, among the Original Borrower, the Administrative Agent and certain other lenders party thereto from time to time (as amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms not defined herein have the meaning set forth in the Credit
Agreement).  Contemporaneously with the Reorganization, and as a condition to the Reorganization Effective Date, the parties
hereto agree as follows:

     2.   The New Borrower hereby agrees to become a party to the
Credit Agreement and each other Loan Document to which the
Original Borrower was a party (other than the Notes) and hereby assumes all of the Original Borrower's indebtedness, obligations, and liabilities thereunder, including, without limitation, with respect to the Loans, interest thereon, and fees payable with respect thereto, all as set forth in the terms of the Credit
Agreement and the other Loan Documents. The New Borrower, as the
"Borrower" under the Credit Agreement, hereby makes all of the representations and warranties set forth in the Credit Agreement and each of the Loan Documents, mutatis mutandis, to the extent relating to the Borrower, and agrees to perform all of the
"Borrower's" covenants and be subject to all terms and conditions applicable to the "Borrower" under the Credit Agreement and the other Loan Documents.

     3.   The Original Borrower is hereby released as the
"Borrower" under the Credit Agreement and the other Loan
Documents to which it is a party as the "Borrower" thereunder.
The Original Borrower hereby agrees to become a party to the
Contribution Agreement as a guarantor and a contributing party and hereby assumes all of the indebtedness, obligations, and liabilities of a Guarantor and Contributing Party thereunder, including, without limitation, with respect to the Loans,
interest thereon, and fees payable with respect thereto, as set forth in the terms of the Contribution Agreement.

     4.   Contemporaneously with the execution and delivery of
this Joinder Agreement, (i) the New Borrower hereby agrees to execute and deliver to the Administrative Agent new Notes to replace the Notes issued by the Original Borrower under the
Credit Agreement as evidence of the New Borrower's assumption of the Loans, and (ii) the Original Borrower hereby agrees to
execute and deliver to the Administrative Agent a Subsidiary
Guaranty. By the execution and delivery of this Joinder Agreement the parties hereto agree that the execution and delivery of this
Joinder Agreement shall not cause a novation with respect to the
Loans notwithstanding (i) the assumption by the New Borrower of the Original Borrower's Loans and other indebtedness, obligations and liabilities under the Credit Agreement and the other Loan
Documents, (ii) the New Borrower's issuance of new Notes
replacing the Original Borrower's Notes, and (iii) the release of the Original Borrower as the "Borrower" under the Credit
Agreement. Nothing in this Joinder Agreement shall release or be deemed to release any other guarantor under a Subsidiary
Guarantor with respect to the Loans assumed by the New Borrower.

     IN WITNESS WHEREOF, the parties hereto have caused this
Joinder Agreement to be duly executed and delivered as of the day and year first above written.

                              AIRBORNE EXPRESS, INC., formerly
     known as
                              AIRBORNE FREIGHT CORPORATION, as
                              the Original Borrower

                              By   /s/ Lanny H. Michael
                                     Title:    Senior Vice
                                     President and Chief
                                     Financial Officer

                              AIRBORNE, INC., as the New Borrower

                              By   /s/ Lanny H. Michael
                                     Title:    Senior Vice
                                     President and Chief
                                     Financial Officer

                              WACHOVIA BANK, N.A.,
                              as Administrative Agent

                              By   /s/ C. Reid Harden
                                     Title:    Vice President